EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-37980
(To Prospectus dated July 11, 2003)



                           [MARKET 2000+ HOLDRS LOGO]



                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated July 11, 2003 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 9 and 10 of the base prospectus shall be replaced with the following:

                                                                                         Primary
                                                                           Share         Trading
                    Name of Company                         Ticker        Amounts        Market
           -------------------------------------------    ----------    -----------    -----------
           Agere Systems Inc. Class A                       AGR.A        0.043117         NYSE
           Agere Systems Inc. Class B                       AGR.B        1.058252         NYSE
           American International Group, Inc.                AIG             2            NYSE
           Astrazeneca p.l.c. *                              AZN             4            NYSE
           AT&T Corp.                                         T             1.2           NYSE
           AT&T Wireless Services, Inc.                      AWE          1.9308          NYSE
           AVAYA Inc.                                         AV          0.3333          NYSE
           BellSouth Corporation                             BLS             5            NYSE
           BP p.l.c. *                                        BP             3            NYSE
           Bristol-Myers Squibb Company                      BMY             3            NYSE
           BT Group p.l.c.                                   BTY             2            NYSE
           Cisco Systems, Inc.                               CSCO            3           NASDAQ
           Citigroup Inc.                                     C              3            NYSE
           Comcast Corporation                               CMSA          1.941         NASDAQ
           The Coca-Cola Company                              KO             3            NYSE
           Dell Inc                                          DELL            5           NASDAQ
           Deutsche Telekom AG *                              DT             5            NYSE
           Eli Lilly and Company                             LLY             2            NYSE
           EMC Corporation                                   EMC             2            NYSE
           Exxon Mobil Corporation                           XOM             4            NYSE
           France Telecom *                                  FTE             2            NYSE
           General Electric Company                           GE             3            NYSE
           GlaxoSmithKline p.1.c.                            GSK             3            NYSE
           Hewlett-Packard Company                           HPQ             4            NYSE
           Home Depot, Inc.                                   HD             4            NYSE
           Intel Corporation                                 INTC            2           NASDAQ
           International Business Machines Corporation       IBM             2            NYSE
           JDS Uniphase Corporation                          JDSU            2           NASDAQ
           Johnson & Johnson                                 JNJ             4            NYSE
           LM Ericsson Telephone Company *                  ERICY           0.9          NASDAQ
           Lucent Technologies Inc.                           LU             4            NYSE
           McDATA Corporation                               MCDTA         0.07361        NASDAQ
           Medco Health Solutions                            MHS          0.3618          NYSE
           Merck & Co., Inc.                                 MRK             3            NYSE
           Microsoft Corporation                             MSFT            6           NASDAQ
           mmO2 p.l.c.                                       OOM             2            NYSE
           Morgan Stanley Dean Witter & Co.                  MWD             2            NYSE

                                                                             (continued on following page)

                                                                                         Primary
                                                                           Share         Trading
                    Name of Company                         Ticker        Amounts        Market
           -------------------------------------------    ----------    -----------    -----------
           Nippon Telegraph and Telephone Corporation *      NTT             3            NYSE
           Nokia Corp. *                                     NOK             4            NYSE
           Nortel Networks Corporation                        NT             2            NYSE
           Novartis AG *                                     NVS             5            NYSE
           Oracle Corporation                                ORCL            4           NASDAQ
           Pfizer Inc.                                       PFE             4            NYSE
           Qwest Communications International Inc.            Q              4            NYSE
           Royal Dutch Petroleum Company  *                   RD             3            NYSE
           SBC Communications Inc.                           SBC             4            NYSE
           Sony Corporation *                                SNE             2            NYSE
           Sun Microsystems, Inc.                            SUNW            4           NASDAQ
           Syngenta AG                                       SYT          1.03860         NYSE
           Texas Instruments Incorporated                    TXN             3            NYSE
           Time Warner Inc.                                  TWX             6            NYSE
           Total Fina Elf S.A. *                             TOT             2            NYSE
           Toyota Motor Corporation *                         TM             2            NYSE
           Travelers Property Casualty Corp Class A          TAPa        0.1296129        NYSE
           Travelers Property Casualty Corp Class B          TAPb        0.2662968        NYSE
           Verizon Communications                             VZ             4            NYSE
           Viacom Inc.-Ci B                                 VIA.B            3            NYSE
           Vodafone Airtouch p.l.c. *                        VOD             5            NYSE
           Wal-Mart Stores Inc.                              WMT             4            NYSE
           Zimmer Holdings, Inc.                             ZMH            0.3           NYSE

           ------------------------------------------
           * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2003.